UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2007

(Commission File Number) 0-25960

THE BANK OF KENTUCKY FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Kentucky	61-1256535
(State of incorporation)	(I.R.S. Employer Identification Number)

111 Lookout Farm Drive

Crestview Hills, Kentucky 41017

(Address of Registrant’s principal executive office)

(859) 371-2340

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 20, 2007, at the Annual Meeting of Stockholders of The Bank of Kentucky Financial Corporation (the “Company”), the Company’s stockholders approved the Bank of Kentucky Financial Corporation 2007 Stock Option and Incentive Plan (the “2007 Plan”), which previously had been approved by the Company’s Board of Directors, subject to stockholder approval.

The purpose of the 2007 Plan is to promote the best interests of the Company and its stockholders by enabling the Company to attract, retain and reward directors, officers, managerial and other key employees of the Company and any Subsidiary (as defined in the 2007 Plan), and to strengthen the mutuality of interests between such directors, officers and employees of the Company and the Company’s stockholders.

The 2007 Plan authorizes the granting to directors, officers, managerial and other key employees of the Company and any Subsidiary of stock options, which may be either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code or non-qualified stock options. The 2007 Plan provides that up to a maximum of 1,200,000 shares of the Company’s common stock (subject to adjustment as provided in the 2007 Plan for stock splits, stock dividends, recapitalizations and other similar events) is available for issuance thereunder. Of these shares, options for up to 360,000 shares may be awarded to non-employee directors and non-employee officers, and options for up to 840,000 shares may be awarded to employees. No more than 25% of the shares subject to options may be awarded to any individual who is an employee of the Company or a Subsidiary, no more than 5% of such shares may be awarded to any director or officer who is not an employee, and no more than 30% of such shares may be awarded to non-employee directors and non-employee officers in the aggregate.

A committee of consisting of no fewer than two directors designated by the Board of Directors of the Company (the “Stock Option Committee”) is responsible for administering the 2007 Plan. The Stock Option Committee may grant options under the 2007 Plan at such times as they deem most beneficial to the Company on the basis of the individual participant’s position, duties and responsibilities, the value of the individual’s services to the Company and any other factor the Stock Option Committee deems relevant.

The summary of the 2007 Plan above is qualified in its entirety by reference to the full text of the 2007 Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A more detailed summary of the 2007 Plan can be found in the Company’s Definitive Proxy Statement on Schedule 14A which was filed with the Securities and Exchange Commission on March 23, 2007.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1	Bank of Kentucky Financial Corporation 2007 Stock Option and Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2007

THE BANK OF KENTUCKY FINANCIAL CORPORATION

By:	/s/ Martin J. Gerrety
Name:	Martin J. Gerrety
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Bank of Kentucky Financial Corporation 2007 Stock Option and Incentive Plan.